                                           Exhibit 10.1(g)

SECOND SUPPLEMENTAL INDENTURE

This SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”) is dated as of April 3, 2007, among COVALENCE SPECIALTY MATERIALS CORP. (or its successor) (the “Company”), BERRY PLASTICS HOLDING CORPORATION (“Berry”), the guarantors identified on the signature pages hereto (the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS the Company and the guarantors identified therein have heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of February 16, 2006, providing for the issuance of the Company’s 10¼% Senior Subordinated Notes due 2016 (the “Securities”) in the aggregate principal amount of $265,000,000, which was supplemented by the First Supplemental Indenture dated as of the date hereof by and among the Company, the Trustee and the guarantors named therein (the “First Supplemental Indenture”);

WHEREAS, Covalence Specialty Materials Holding Corp. (“Covalence Holdings”), the parent entity of the Company, and Berry Plastics Group, Inc. (“Berry Holdings”), the parent entity of Berry, have entered into a business combination under an Agreement and Plan of Merger and Corporate Reorganization (the “Merger Agreement”) dated March 9, 2007 pursuant to which (i) immediately prior to the effectiveness of this Second Supplemental Indenture, Berry Holdings merged with and into Covalence Holdings, which shall be renamed Berry Plastics Group, Inc. (as the surviving corporation, “Holdings”), (ii) immediately prior to the effectiveness of this Second Supplemental Indenture, Holdings contributed all of the capital stock of Berry to the Company (the “Contribution”), and (iii) substantially simultaneously with the effectiveness of this Second Supplemental Indenture, the Company is merging with and into Berry (the “Merger”), the separate existence of the Company shall cease and Berry shall survive and continue as the continuing company (the “Successor Company”);

WHEREAS, Section 5.01(a) of the Indenture provides, in part, that the Company may merge into another Person provided that (i) the Successor Company is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof, (ii) the Successor Company expressly assumes all the obligations of the Company under the Indenture and the Securities pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee, (iii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any of its Restricted Subsidiaries as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction) no Default or Event of Default shall have occurred and be continuing, (iv) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period, either (A) the Successor Company would be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.03(a), or (B) the Fixed Charge Coverage Ratio for the Successor Company and its Restricted Subsidiaries would be greater than such ratio for the Company and its Restricted Subsidiaries immediately prior to such transaction, (v) each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under the Indenture and the Securities, and (vi) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indentures (if any) comply with the Indenture;

WHEREAS, Section 9.01(a) of the Indenture provides that the Company and the Trustee may amend the Indenture or the Securities without notice or consent of any Holder to comply with Article 5;

WHEREAS, the Company has delivered to the Trustee, or caused to be delivered to the Trustee on its behalf, Opinions of Counsel and an Officers’ Certificate stating that the Merger and this Second Supplemental Indenture comply with Sections 5.01(a) and 9.01(a) of the Indenture, that all conditions precedent provided for in the Indenture relating to the Merger and the execution and delivery of this Second Supplemental Indenture have been complied with, and that execution and delivery of this Second Supplemental Indenture is authorized or permitted under the Indenture;

WHEREAS, all things necessary to authorize the assumption by the Successor Company of the Company’s obligations under the Indenture and to make this Second Supplemental Indenture when executed by the parties hereto a valid and binding amendment of and supplement to the Indenture have been done and performed.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1. Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

2. Assumption of Obligations. The Successor Company hereby expressly assumes, from and after the effective date of the Merger under the Merger Agreement (the “Effective Time”), all of the obligations of the Company under the Indenture and the Securities.

3. Confirmation of Guarantee. Each of the Guarantors hereby confirms that its Guarantee shall apply to the Successor Company’s obligations under the Indenture and the Securities.

4. Succession and Substitution. The Successor Company, from and after the Effective Time, by virtue of the aforesaid assumption and the delivery of this Second Supplemental Indenture, shall succeed to, and be substituted for, the Company under the Indenture, the First Supplemental Indenture and the Securities.

5. Effectiveness and Operativeness. This Second Supplemental Indenture shall be deemed to have become effective, and the provisions provided for in this Second Supplemental Indenture shall be deemed to have become operative, immediately upon consummation of the Merger.

6. Notices. All notices or other communications to the Guarantors shall be given as provided in Section 13.02 of the Indenture.

7. Ratification of Indenture; Second Supplemental Indenture Part of Indenture. Except as expressly amended hereby and by the First Supplemental Indenture, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

8. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

10. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

11. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

BERRY PLASTICS HOLDING CORPORATION

By:
Name:
Title:

COVALENCE SPECIALTY MATERIALS CORP.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:

THE GUARANTORS:

Berry Plastics Corporation
AeroCon, Inc.
Berry Iowa Corporation
Berry Plastics Design Corporation
Berry Sterling Corporation
Berry Plastics Technical Services, Inc.
Cardinal Packaging, Inc.
CPI Holding Corporation
Knight Plastics Inc.
Landis Plastics, Inc.
Packerware Corporation
Pescor, Inc.
Poly-Seal Corporation
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Berry Plastics Acquisition III
Berry Plastics Acquisition V
Berry Plastics Acquisition VII
Berry Plastics Acquisition VIII
Berry Plastics Acquisition IX
Berry Plastics Acquisition X
Berry Plastics Acquisition XI
Berry Plastics Acquisition XII
Berry Plastics Acquisition XIII
Kerr Group, Inc.
Saffron Acquisition Corp.
Sun Coast Industries, Inc.

By:
Name:
Title:

Berry Plastics Acquisition Corporation XV, LLC

By: Berry Plastics Corporation,
its sole member

By: __________________________________
Name:
Title:

Setco, LLC

By: Kerr Group, Inc.,
its sole member

By: __________________________________
Name:
Title:

Tubed Products, LLC

By: Kerr Group, Inc.,
its sole member

By: __________________________________
Name:
Title:

Covalence Specialty Adhesives LLC

By:  Berry Plastics Holding Corporation,
its sole member and Manager

By: __________________________________
Name:
Title:

Covalence Specialty Coatings LLC

By:  Berry Plastics Holding Corporation,
its sole member and Manager

By: __________________________________
Name:
Title: